UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 John Hopkins Court Suite 210 San Diego, CA (Address of principal executive offices)		92121
		(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 24, 2015, Bruce L.A. Carter, Ph.D. notified us of his decision to resign from our board of directors, effective immediately, in order to avoid a potential conflict of interest given his position as a director of Enanta Pharmaceuticals, Inc. and the rapid advancement over the past year of the overlapping development programs between Enanta and Regulus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2015	Regulus Therapeutics Inc.

	By:	/s/ David L. Szekeres
David L. Szekeres
Chief Business Officer & General Counsel